COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 8   -   COMMITMENTS AND CONTINGENT LIABILITIES

A.	Royalties provision

1.	Royalties to an ASIC designer

The Company has a liability to pay royalties for the development of an ASIC component which is used as an amplifier for the capture of signals at low frequencies from X-ray detectors contained in the capsule. The institution that developed the ASIC is entitled to receive royalties from the Company in the amount of € 0.5 ($0.60) for every ASIC component that the Company will sell, capped at € 200 (approximately $240). This royalty is considered as a liability.

The royalties' liability is calculated based on estimated future sales generated by products which include the ASIC component. As of December 31, 2017, the Company believes that it will be required to pay the above mentioned royalties, and accordingly, recorded, as of December 31, 2017, a provision in a total amount of $127.

2.	Reimbursement liability to Predecessor Entity's unit holders

On May 31, 2009, the Company entered into an asset transfer agreement with Check Cap LLC (the "Predecessor Entity"), a company with the same shareholders as the Company at the time of transfer. According to the agreement, the Predecessor Entity transferred all of its business operations and substantially all of its assets to the Company, including development and consulting agreements, cash, property and equipment and intangible ownership rights, free of any debt.

As part of the reorganization, the Company committed to reimburse the unit holders of the Predecessor Entity for any tax burdens that may be imposed on them due to the reorganization. The reimbursement liability is calculated assuming deemed royalties are paid to the U.S. unit holders of the Predecessor Entity under Section 367(d) of the Internal Revenue Code of 1986, as amended and is based in part on the forecasted sales of the Company. The contingent liability was calculated using the expected cash outflows discounted using a discount factor commensurate with the risk of the Company. Any updates in the expected cash outflows and the liability will be charged to earnings. As of December 31, 2017, the balance of the reimbursement liability totaled $312.

	December 31,
	2 0 1 7	2 0 1 6

Royalties to an ASIC designer	127	139
Reimbursement liability to Predecessor Entity's unit holders	312	382
	439	521

B.	Commitments

(1)	Royalties

The Company's research and development efforts are financed, in part, through funding from the IIA (formerly the OCS) and the BIRD Foundation. Since the Company's inception through December 31, 2017, the Company received funding from the IIA and the BIRD Foundation in the total amount of $5.3 million and $115, respectively.

According to the terms of applicable law as currently in effect and the grants, the IIA is entitled to royalties equal to 3-5% (or at an increased rate under certain circumstances) of the revenues from sales of products and services based on technology developed using IIA grants, up to the full principal amount (which may be increased under certain circumstances) of the U.S. Dollar-linked value of the grants, plus interest at the rate of 12-month LIBOR. The obligation to pay these royalties is contingent on actual sales of the applicable products and services and in the absence of such sales, no payment is required. As of December 31, 2017, the Company had not paid any royalties to the IIA and had a contingent obligation to the IIA in the amount of $5.6 million.

On July 13, 2014, the Company entered into a Cooperation and Project Funding Agreement with the BIRD Foundation and Synergy, pursuant to which the BIRD Foundation agreed to award a grant to Synergy and the Company in the maximum amount of the lesser of (i) $900; and (ii) 50% of the actual expenditures for the funding of a project entitled "Collection & Analysis of Gastrointestinal Images for Diagnostic Adenomatic Polyps and Colorectal Cancer." The development work was to be performed over a 24-month period by Synergy (or a subcontractor on its behalf) and the Company.

According to the terms of the grant, the BIRD Foundation is entitled to royalties equal to 5% of the gross revenues derived from the product funded by the project, up to 100%, 113%, 125%, 138% and 150% of the U.S. Consumer Price Index linked sum granted by the BIRD Foundation if repaid within one year, two years, three years, four years and five or more years, respectively. Under the terms of the agreement, if any portion of the product funded by the project is sold outright to a third party prior to full repayment of the grant to the BIRD Foundation, one-half of the sale proceeds will be applied to the repayment of the grant. If the funded product is licensed to a third party, 30% of all payments received under the respective license agreement must be paid to the BIRD Foundation in repayment of the grant.

As of December 31, 2016, the Company had received funding from the BIRD Foundation in the aggregate amount of approximately $127. Based on the aggregate expenses that the Company incurred for such project, we refunded to the BIRD Foundation an amount of approximately $12. The Company shall not be receiving additional funding from the BIRD Foundation for the project, which is no longer active. As of December 31, 2017, we had not paid any royalties to the BIRD Foundation and had a contingent obligation to the BIRD foundation in the amount of $125.

(2)	Rental agreement

The Company leases approximately 900 square meters at a facility located in Isfiya, Israel under a lease agreement expiring on May 31, 2022. The Company has the right to terminate the agreement at any time, upon as least 60 days prior written notice. The rental expenses recorded by the Company for the years ended December 31, 2017, 2016 and 2015 were $83, $78 and $67, respectively.

(3)	Agreements for brokerage services

See Note 10C(2)(d).

(4)	Vehicle lease and maintenance agreements

The Company entered into several 32-36 months lease and maintenance agreements for vehicles, which are regularly amended as new vehicles are leased. The current monthly lease fees is approximately $18. The expected lease payments for the years ending December 31, 2018, 2019 and 2020 are approximately $160, $112 and $25, respectively.

Operating lease obligations as of December 31, 2017:

Lease agreement for vehicles	37
Lease agreement for office facilities lease	14
51

C.	Legal

As of the date of the financial statements, the Company has not been and is not a party to any pending litigation.